SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  Earliest  event  reported)       April 2, 2001
                                                       -------------------------

                        PILOT  NETWORK  SERVICES,  INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in Charter)

           Delaware                    000-24507                94-3305774
-------------------------------   ------------------   -------------------------
  (State or Other Jurisdiction     (Commission File           (IRS Employer
       of Incorporation)               Number)              Identification No.)

1080 Marina Village Parkway, Alameda, California                 94501
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's  telephone  number,  including  area  code:     (510)  433-7800
                                                        ------------------------

                                       None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER  EVENTS

     On April 2, 2001, Pilot Network Services, Inc. (the "Company") issued a press release announcing a restructuring and the resignation of two of the Company's directors. The press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL  STATEMENTS  AND  EXHIBITS

(A)     EXHIBITS

Exhibit 99.1 Press release issued by Pilot Network Services, Inc. on April 2, 2001.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.


Date:  April 12, 2001                       PILOT  NETWORK  SERVICES,  INC.



                                           By:    /s/  M.  Marketta  Silvera
                                                  ------------------------------
                                                  M. Marketta Silvera, President
                                                  and Chief Executive Officer


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                                  EXHBIT INDEX

Exhibit 99.1 Press release issued by Pilot Network Services, Inc. on April 2, 2001.

[GRAPHIC  OMITED]
NETWORK SERVICES, INC.


Contact:
Donald  J.  Marsee
Chief  Financial  Officer
510-433-7800  or  dmarsee@pilot.net



                   PILOT NETWORK SERVICES RESTRUCTURES COMPANY
                          TO ADDRESS ECONOMIC DOWNTURN
            CONTINUES FOCUS ON CORE E-BUSINESS SECURITY TECHNOLOGIES

     ALAMEDA,  CALIF.,  APRIL  2ND--  Pilot  Network  Services, Inc.(R) (Nasdaq:
PILT), the first provider of secure, subscription-based e-business services, today announced that it has taken important measures to restructure its operations to address the economic downturn. Pilot reduced its workforce by 23% on March 30th, thereby decreasing its costs to better deal with the current economic outlook. Staff reductions will address the softening economy, however, the core technology and security competencies are not affected.

     "In spite of the market downturn, the Internet continues to be critical to business and protection is needed against hackers that are working around the clock to probe networks and devise new methods of attack,'' said Pilot CEO Marketta Silvera. ``Pilot provides this protection and has taken appropriate steps to dedicate all our resources to customer service, security operations and technology advancement,'' she added.

     Companies are signing up for Pilot's network-based protection because e-business is increasingly vulnerable to emerging viruses, spoofing, Denial of Service and Distributed Coordinated attacks that prevail on the Internet. Pilot has recently featured several customer success stories in press releases, such as Newsweek, Sovereign Bank, Venture Law Group, and RAND. Recent Pilot technology announcements include a new secure remote access service, SRW+, the Pilot Cyber Barometer(TM), a monthly report to help e-businesses identify trends in Internet attacks, the introduction of Pilot Security News, an on-line service to inform and educate businesses and organizations implementing e-business about current security news and vulnerabilities reported by Pilot's Investigations and Audits Group.

     At this time Pilot also announces board resignations of Marvin Zonis and Tom Kelly.

PILOT  PROTECTED:  SECURITY  BASED  ON  THE  HEURISTIC  DEFENSE  INFRASTRUCTURE

     When companies choose to be Pilot Protected, it means that their e-business data and communications are secured from unauthorized access, tampering, and viruses -- 365 x 24 -- by the patent-pending Pilot Heuristic Defense
Infrastructure (HDI). The HDI is a powerful combination of a multi-layered, distributed architecture, continually evolving defense processes and methodologies, and the expertise of security engineers. This unique combination learns from the experience of attack attempts to further harden defenses against known -- and emerging -- criminal hacker techniques.

     The principle underlying the Pilot HDI is that security is a process, not a single event. Pilot security is always responding and evolving, getting increasingly stronger with each test and each attack attempt. Each attack attempt is databased, and if the same technique is tried again, it is recognized and repelled. These automated defenses become stronger over time, since every attempt becomes a valuable lesson learned.

     Another vital element of Pilot protection is a team of security experts who monitor the Heuristic Defense Infrastructure in real time. When an attack technique is not immediately identified by automated monitoring, Pilot security engineers put their knowledge to work, developing modifications and upgrades and incorporating them into the permanent defenses of the Heuristic Defense Infrastructure. These security enhancements are deployed immediately to all subscriber networks and protect all Pilot subscribers.

ABOUT  PILOT  NETWORK  SERVICES,  INC.

     Pilot Network Services, Inc. is the first provider of highly secure, subscription-based e-business services. As the Security Utility(TM) pioneer, Pilot enables secure e-business for companies of all sizes in every industry by providing a wide range of services with built-in security to protect enterprise networks. Pilot protected e-business services include secure hosting, secure Internet access, and Extranet/VPN services. Customers can choose options


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including  encryption,  authentication,  access control, virus scanning, and web filtering. Pilot provides the highest level of protection available today by connecting businesses to the Internet through Pilot Security Centers. Protection from hackers, viruses, and other threats is built into the Pilot network with an advanced, distributed security architecture called the Pilot Heuristic Defense Infrastructure(TM) (HDI(TM)). The Pilot HDI combines the most advanced technology with 24 x 7 monitoring by security engineers to continually evolve and proactively defend Pilot clients' e-business interactions against attack. Pilot can be reached at 888-40-PILOT or online at www.pilot.net and
                                                           -------------
info@pilot.net.
--------------

     Except for the statements of historical fact contained herein, the matters discussed in this news release are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially, including potential fluctuations in results of operations, the new market for Internet security monitoring, detection and defense services, impact of competitive products and services, and risk factors listed in Pilot's filings with the SEC.

     NOTE: Pilot, Pilot Network Services, Inc., the Pilot logo and Pilot Corporate Partner Privacy are the registered trademarks of Pilot Network Services, Inc. and are registered with the U.S. Patent and Trademark Office, and the Pilot Heuristic Defense Infrastructure, Pilot Protected, and HDI are trademarks of Pilot Network Services, Inc.
290487  v01.SV  (685301!.DOC)


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